EXHIBIT 99.1
                                 [COMPANY LOGO]

                                  NEWS RELEASE



Contact:          Robert C. Weiner
                  Vice President, Investor Relations
                  904-332-3287


           PSS WORLD MEDICAL REPORTS FISCAL 2003 FIRST QUARTER RESULTS Exceeded Company's objectives for EBITDA, Operating Income and EPS results

                       ANNOUNCES SHARE REPURCHASE PROGRAM
                       __________________________________
                         The Company's CEO and CFO will
           comply with the S.E.C. financial certification requirement


Fiscal First Quarter Highlights:
________________________________

-    Revenue  growth of 6.7% over  comparative  quarter  in  Physician  Business
-    Revenue growth of 8.5% over comparative quarter in Long-Term Care Business
-    Cash provided by operations was $20.1 million;  $70.3 million cash balance
- GAAP EPS of $0.04 including $0.02 per share of special charges and additional G&A rationalization expenses
- Return on committed capital of 12.6% and nine inventory turns per annum, consolidated
-    Rationalization   program   implementation   on  schedule  with  17  of  32
     distribution centers consolidated

Jacksonville, Florida (July 31, 2002) - PSS World Medical, Inc. (Nasdaq/NM:PSSI) announced today results for its fiscal 2003 first quarter ended June 28, 2002.

         For the quarter ended June 28, 2002, net sales increased 3.7% to $463.2 million compared with $446.7 million for the same period in the prior fiscal year. Net income for the quarter ended June 28, 2002, was $2.6 million, or $0.04 per diluted share, including special charges of $1.5 million, or $0.01 per diluted share, and $1.2 million, or $0.01 per diluted share, of additional G&A rationalization expenses, compared with a net loss of $87.3 million, or a $1.21 per diluted share, for the same period in the prior fiscal year. The special charges and additional G&A expenses incurred during the first quarter are associated with the Company's rationalization programs and previously adopted employee retention plans.

         David A. Smith, President and Chief Executive Officer, commented, "We delivered $0.04 GAAP earnings per share, including $0.02 per share of special charges and additional G&A rationalization expenses. These results are a penny ahead of our plan and were delivered while growing the business and executing on our extensive rationalization program. We have a solid team focused on producing consistent long-term value for our customers and shareholders."

PSSI Announces Fiscal 2003 First Quarter Results
Page 2
July 31, 2002


Share Repurchase Program

         The Company announced today that its Board of Directors approved a stock repurchase program authorizing the Company, depending upon market conditions and other factors, to repurchase up to a maximum of 5% of its common stock, or approximately 3.6 million common shares, in the open market, in privately negotiated transactions or otherwise. Such repurchases will be made in compliance with applicable rules and regulations and may be discontinued at any time.

         "As a result of our progress in reducing debt and generating cash, we are initiating one part of the capital structure improvement strategy of our business plan. Our strong balance sheet affords several opportunities for creating long-term value; the stock repurchase program represents a very compelling and timely opportunity given our current market valuation, our cash position, future growth opportunities and our expectations for continued and future improvements in operations," commented Mr. Smith.

Progress Report On Fiscal 2003 Initiatives

Revenue Growth Programs:

Physician Business

- Launched new pediatrics SRxSM module, generating revenue increases of 22% with participating customers; existing four SRxSM modules have delivered over 14% increase in revenue and gross profit
-    Added 26 new sales representatives during the past six months

Imaging Business

- Expanded Women's Health SBU, generating 110% revenue increase compared with the same quarter last year o Introduced EMI (electronic medical imaging) services and products; almost $7.0 million in the near-term pipeline

Long-Term Care Business

- Added over 150 customers to the ANSWERS(TM) program, generating $14.0 million of incremental annual revenue since inception
- Generated over $11.0 million of incremental annualized revenues since inception of new housekeeping products marketing program

Rationalization Programs:

Physician Business

- Consolidated operations of two distribution centers during the first quarter; on track to consolidate additional nine distribution centers by the end of fiscal year 2003
- Completed installation of JD Edwards ERP at five distribution centers and converted eight distribution centers to centralized purchasing

Imaging Business

- Consolidated operations of two distribution centers during the first quarter; on track to complete consolidation program by the end of fiscal year 2003
- Centralized service call center dispatch and administrative functions at 11 distribution centers into a Jacksonville, FL facility and consolidated nine back-office operations into regional offices

     David Bronson, Chief Financial Officer, commented, "All of our businesses were on plan for the quarter, and each is delivering on the performance metrics detailed in our strategic plan. Overall, the company is on track to achieve our fiscal 2003 objectives of 4% to 6% revenue growth, 8% to 12% growth in adjusted EBITDA, and 50% growth in GAAP earnings per share.

     "The rationalization of our distribution infrastructure and the delivery of supply chain savings will help us achieve our goal of 13% to 15% return on committed capital as well", concluded Mr. Bronson.

     A listen-only simulcast and 90-day replay of PSS World Medical's first quarter conference call will be available online through the Company's website at www.pssworldmedical.com or www.companyboardroom.com on August 1, 2002, beginning at 8:30 a.m. Eastern time.

     PSS World Medical, Inc. is a specialty marketer and distributor of medical products to physicians, long-term care providers and imaging consumers through its three business units. Since its inception in 1983, PSS has become a leader in all three market segments that it serves with a focused market approach to customer services, a consultative sales force, strategic acquisitions, strong arrangements with product manufacturers and a unique culture of performance.

     Additional financial information pertaining to PSS World Medical financial results may be found by visiting the Company's website at www.pssworldmedical.com, and selecting "Investor Relations" and "Additional Financial Information." If you should need assistance accessing the information, please call Investor Relations at 904-332-3000.

Glossary of Terms:

SRxSM. SRxSM is the Physician Business' automated marketing program tailored to physician specialties, combining disease states, pharmaceutical therapeutics, diagnostic tests, and reimbursement.

ANSWERS(TM). ANSWERS(TM) is the Long-Term Care Business' best-practice marketing program, which aligns the best practices of nursing homes with the most efficient distribution activities, producing savings for both customers and distributors.

All statements in this release that are not historical facts, including, but not limited to, statements regarding anticipated growth in revenue, gross margins and earnings, statements regarding the Company's current business strategy, the Company's projected sources and uses of cash, and the Company's plans for future development and operations, are based upon current expectations. These statements are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause results to differ materially are the following: the availability of sufficient capital to finance the Company's business plans on terms satisfactory to the Company; competitive factors; the ability of the Company to adequately defend or reach a settlement of outstanding litigations and investigations involving the Company or its management; changes in labor, equipment and capital costs; changes in regulations affecting the Company's business; future acquisitions or strategic partnerships; general business and economic conditions; and other factors described from time to time in the Company's reports filed with the Securities and Exchange Commission. Many of these factors are outside the control of the Company. The Company wishes to caution readers not to place undue reliance on any such forward looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company also wishes to caution readers that it undertakes no duty or is under no obligation to update or revise any forward-looking statements.

                             PSS WORLD MEDICAL, INC.
                 Unaudited Consolidated Statements of Operations
                 (In millions, except share and per share data)

                                                                                           Three Months Ended
                                                                                         June 28,       June 29,
                                                                                           2002           2001
                                                                                      -------------  --------------
Net sales                                                                             $       463.2  $       446.7
Cost of goods sold                                                                            353.7          345.0
                                                                                      -------------  -------------
   Gross profit                                                                               109.5          101.7

General and administrative expenses                                                            73.0           67.8
Selling expenses                                                                               28.5           26.5
Special charges                                                                                 1.5            0.1
                                                                                      -------------  -------------
   Income from operations                                                                       6.5            7.3

Other income (expense):
   Interest expense                                                                            (3.1)          (4.2)
   Interest and investment income                                                               0.2            0.2
   Other income                                                                                 0.5            0.9
                                                                                      -------------  -------------
                                                                                               (2.4)          (3.1)
Income before provision for income taxes
   and cumulative effect of accounting change                                                   4.1            4.2
Provision for income taxes                                                                      1.5            1.5
                                                                                      -------------  -------------

Income before cumulative effect of accounting change                                            2.6            2.7
Cumulative effect of accounting change
   (net of income taxes of $14.4)                                                                 -          (90.0)
                                                                                      -------------  -------------
Net income (loss)                                                                     $         2.6  $       (87.3)
                                                                                      =============  =============

Earnings (loss) per share - Basic:
   Income before cumulative effect of accounting change                               $        0.04           $0.04
   Cumulative effect of accounting change                                                         -          (1.26)
                                                                                      -------------  -------------
   Net income (loss)                                                                  $        0.04  $       (1.22)
                                                                                      =============  =============
Earnings (loss) per share - Diluted:
   Income before cumulative effect of accounting change                               $        0.04  $        0.04
   Cumulative effect of accounting change                                                         -          (1.25)
                                                                                      -------------  -------------
   Net income (loss)                                                                  $        0.04  $       (1.21)
                                                                                      =============  =============

Weighted average shares (in thousands):
   Basic                                                                                     71,272          71,201
   Diluted                                                                                   72,370          71,501

                             PSS WORLD MEDICAL, INC.
                      Condensed Consolidated Balance Sheets
                        (In millions, except share data)

                                                                                         June 28,    March 29,
                                                                                           2002           2002
                                                                                      -------------  --------------
                                                                                      (Unaudited)
                                     ASSETS

Current Assets:
     Cash and cash equivalents                                                        $        70.3  $        53.6
     Accounts receivable, net                                                                 225.1          227.0
     Inventories, net                                                                         162.6          152.9
     Employee advances                                                                          0.2            0.1
     Prepaid expenses and other                                                                34.5           38.7
                                                                                      -------------  -------------
         Total current assets                                                                 492.7          472.3

Property and equipment, net                                                                    84.0           84.8
Other Assets:
     Goodwill                                                                                  60.6           60.6
     Intangibles, net                                                                          14.4           15.2
     Employee advances                                                                          0.2            0.3
     Other                                                                                     31.0           30.1
                                                                                      -------------  -------------
         Total assets                                                                 $       682.9  $       663.3
                                                                                      =============  =============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
     Accounts payable                                                                 $       169.4  $       146.7
     Accrued expenses                                                                          32.4           35.8
     Other                                                                                     13.1           14.9
                                                                                      -------------  -------------
         Total current liabilities                                                            214.9          197.4
Long-term debt                                                                                125.0          125.0
Other                                                                                          15.9           16.5
                                                                                      -------------  -------------
         Total liabilities                                                                    355.8          338.9
                                                                                      -------------  -------------

Shareholders' Equity:
     Preferred stock, $.01 par value; 1,000,000 shares authorized,
        no shares issued and outstanding                                                          -               -
     Common stock, $.01 par value; 150,000,000 shares authorized,
        71,280,731 and 71,270,044 shares issued and outstanding
        at June 28, 2002 and March 29, 2002, respectively                                       0.7            0.7
     Additional paid-in capital                                                               350.1          350.0
     Accumulated deficit                                                                      (23.7)         (26.3)
                                                                                      -------------  -------------
         Total shareholders' equity                                                           327.1          324.4
                                                                                      -------------  -------------
         Total liabilities and shareholders' equity                                   $       682.9  $       663.3
                                                                                      =============  =============

                             PSS WORLD MEDICAL, INC.
            Unaudited Condensed Consolidated Statement of Cash Flows
                                  (In millions)

                                                                                           Three Months Ended
                                                                                         June 28,       June 29,
                                                                                           2002          2001
                                                                                      -------------  -------------
Cash Flows From Operating Activities:
     Net income (loss)                                                                $         2.6  $       (87.3)
     Adjustments to reconcile net income (loss)
       to net cash provided by operating activities:
         Cumulative effect of accounting change                                                   -           90.0
         Depreciation                                                                           4.1            2.8
         Amortization of intangible assets                                                      1.5            1.5
         Amortization of debt issuance costs                                                    0.2            0.7
         Provision for doubtful accounts                                                        1.0            1.6
         International business exit charge reversal                                              -           (0.5)
         Benefit for deferred income taxes                                                     (0.9)              -
         Changes in operating assets and liabilities:
           Accounts receivable                                                                  0.8            3.0
           Inventories, net                                                                    (9.7)         (10.5)
           Prepaid expenses and other current assets                                            4.3            9.1
           Other assets                                                                        (0.6)           7.4
           Accounts payable, accrued expenses, and other liabilities                           16.8           25.3
                                                                                      -------------  -------------
              Net cash provided by operating activities                                        20.1           43.1
                                                                                      -------------  -------------

Cash Flows From Investing Activities:
     Capital expenditures                                                                      (3.3)          (6.1)
     Proceeds from sales of property and equipment                                             (0.1)              -
     Proceeds from sale business unit                                                             -            0.2
     Proceeds from sales and maturities of marketable securities                                  -            0.1
     Payments on noncompete agreements                                                         (0.1)          (0.7)
                                                                                      -------------- -------------
              Net cash used in investing activities                                            (3.5)          (6.5)
                                                                                      -------------  -------------

Cash Flows From Financing Activities:
     Proceeds from borrowings                                                                     -           25.0
     Repayment of borrowings                                                                      -          (67.7)
     Proceeds from issuance of common stock                                                     0.1               -
                                                                                      -------------  --------------
              Net cash provided by (used in) financing activities                               0.1          (42.7)
                                                                                      -------------  -------------

Net increase (decrease) in cash and cash equivalents                                           16.7           (6.1)
Cash and cash equivalents, beginning of period                                                 53.6           34.4
                                                                                      -------------  -------------
Cash and cash equivalents, end of period                                              $        70.3  $        28.3
                                                                                      =============  =============

                             PSS WORLD MEDICAL, INC.
                         Unaudited Operating Highlights
                              (Dollars in millions)
                                  Segment Data

                                                  Three Months Ended
                                                June 28,       June 29,
                                                  2002           2001
                                             -------------  -------------

  Net Sales:
  Physician Business                         $       182.9  $       171.4
  Imaging Business                                   176.8          179.5
  Long-Term Care Business                            103.5           95.4
  International and other                                -            0.4
                                             -------------  -------------
                                             $       463.2  $       446.7
                                             =============  =============
  Income from Operations:
  Physician Business                         $         5.5  $         5.7
  Imaging Business                                    (1.2)           0.1
  Long-Term Care Business                              3.8            1.8
  International and other                             (1.6)          (0.3)
                                             -------------  -------------
                                             $         6.5  $         7.3
                                             =============  =============
  Special Charges:
  Physician Business                         $         0.9  $         0.1
  Imaging Business                                     0.2              -
  Long-Term Care Business                                -            0.1
  International and other                              0.4           (0.1)
                                             -------------  -------------
                                             $         1.5  $         0.1
                                             =============  =============
Additional G&A Rationalization Expenses:
  Physician Business                         $         1.0  $         0.3
  Imaging Business                                     0.2              -
  Long-Term Care Business                                -              -
  International and other                                -              -
                                             -------------  --------------
                                             $         1.2  $         0.3
                                             =============  =============

Cash Conversion Highlights:

                                                 DSO                               DOH
                                  ---------------------------------  --------------------------------
                                   FY02     FY02    FY02     FY03     FY02     FY02     FY02    FY03
                                    Q2       Q3      Q4       Q1       Q2       Q3       Q4      Q1
                                  ------  -------  -------  -------  ------  -------  -------  ------
Physician Business                  46.2     45.7     44.5    44.5     41.6     41.5     40.2    39.9
Imaging Business                    41.8     41.5     39.3    39.3     46.6     47.6     45.1    44.0
Long-Term Care Business             56.5     53.0     50.6    50.8     35.4     35.9     35.8    33.3
                                  ------  -------  -------  ------   ------  -------  -------  ------
Consolidated                        46.7     45.7     43.8    43.9     42.4     42.8     41.3    40.1
                                  ------  -------  -------   -----   ------  -------  -------  ------


                                                                                   Cash
                                                  DIP                          Conversion Days
                                   ---------------------------------  ---------------------------------
                                    FY02     FY02    FY02     FY03     FY02     FY02     FY02    FY03
                                     Q2       Q3      Q4       Q1       Q2       Q3       Q4      Q1
                                   ------  -------  -------  -------  ------  -------  -------  -------
Physician Business                   41.1     42.3     43.9    44.3     46.7     44.9     40.8    40.2
Imaging Business                     36.7     33.9     33.2    40.7     51.7     55.2     51.2    42.5
Long-Term Care Business              34.9     36.3     35.5    32.5     57.0     52.6     50.9    51.5
                                  -------  -------  -------  ------   ------  -------  -------  ------
Consolidated                         37.9     37.5     37.5    40.2     51.2     51.0     47.6    43.8
                                  -------  -------  -------  ------   ------  -------  -------  ------


                             PSS WORLD MEDICAL, INC.
                         Unaudited Operating Highlights
                              (Dollars in millions)

                                                                    Fiscal Year 2002                      FY2003
                                                   -----------------------------------------------------
                                                     First     Second      Third     Fourth                First
Operations:                                         Quarter   Quarter    Quarter    Quarter    Total      Quarter
                                                   --------   -------    -------    -------  -----------  -------
   Net sales:
     Physician Business                            $   171.4  $   176.0  $   180.7  $  183.7   $  711.8   $  182.9
     Imaging Business                                  179.5      176.7      176.2     179.3      711.7      176.8
     Long-Term Care Business                            95.4       95.7       98.4     102.4      391.9      103.5
     International and other                             0.4         -          -          -        0.4          -
                                                   ---------  --------   --------   --------   --------   ---------
                                                   $   446.7  $   448.4  $   455.3  $  465.4   $1,815.8   $  463.2
   Adjusted EBITDA: (1,2)
     Physician Business                            $     7.5  $     8.6  $     8.7  $    7.2   $   32.0   $    9.1
     Imaging Business                                    2.5        2.7        1.5       3.1        9.8        1.2
     Long-Term Care Business                             2.6        2.9        4.4       4.8       14.7        4.5
     International and other                               -       (0.9)      (0.8)     (0.6)      (2.3)      (0.8)
                                                   ---------  ---------  ---------  --------   --------   --------
                                                   $    12.6  $    13.3  $    13.8  $   14.5   $   54.2   $   14.0
Ratio to Revenues:
   Gross margin percentage                              22.8%      23.3%      23.2%     24.0%      23.3%      23.6%
   SG&A expenses percentage                             21.1%      21.5%      21.5%     22.1%      21.6%      22.2%
   Operating income percentage                           1.6%       1.8%       1.5%      0.3%       1.3%       1.4%
   Special charges percentage                            0.0%       0.1%       0.3%      1.6%       0.5%       0.3%

Asset Management:
   Operational working capital (3)                 $   245.0  $   254.0  $   249.5  $  233.2   $  233.2   $  218.3
   Average committed capital (4)                   $   368.3  $   356.6  $   340.5  $  326.6   $  349.2   $  313.4
   Return on committed capital (5)                    10.7%      11.6%      11.9%      11.8%      11.5%      12.6%
   Capital expenditures investment                       6.1        5.7        4.8       7.8       24.4        3.3

   Bank debt                                       $    22.4  $    11.0  $       -  $       -  $       -  $       -
   Cash and cash equivalents                            28.3       24.2       39.5      53.6       53.6       70.3
                                                   ---------  ---------  ---------  --------   --------   --------
   Net bank debt                                        (5.9)     (13.2)     (39.5)    (53.6)     (53.6)     (70.3)
   Senior subordinated notes                           125.0      125.0      125.0     125.0      125.0      125.0
                                                   ---------  ---------  ---------  --------   --------   --------
     Net debt                                      $   119.1  $   111.8  $    85.5  $   71.4   $   71.4   $   54.7


(1) Adjusted EBITDA represents income (loss) from operations, plus other income, depreciation and amortization and special charges. Adjusted EBITDA is not a measure of performance or financial condition under generally accepted accounting principles ("GAAP"). Adjusted EBITDA is not intended to represent cash flow from operations and should not be considered as an alternative measure to income from operations or net income computed in accordance with GAAP, as an indicator of the Company's operating performance, as an alternative to cash flow from operating activities, or as a measure of liquidity. Special charges include charges related to merger activity, restructuring programs, other special items and the international business exit charge.
(2) In calculating Adjusted EBITDA, special charges include accelerated depreciation of $0.1 million for the three months ended June 28, 2002, which is also included in depreciation expense. Therefore, these amounts should be excluded from special charges.
(3) Operational working capital equals accounts receivables plus inventory minus accounts payable.
(4) Average committed capital equals the average of the two most recent fiscal quarters of total assets less the sum of cash and cash equivalents, goodwill, net intangibles, other current and non-current liabilities, accrued expenses and accounts payable.
(5) Return on committed capital equals Adjusted EBITDA less depreciation divided by average committed capital.